UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 5, 2026

Eagle Nuclear Energy Corp.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	001-43162 (Commission File Number)	41-3113978 (I.R.S. Employer Identification No.)

5470 Kietzke Lane, Suite 300 Reno, NV (Address of principal executive offices)		89511 (Zip Code)

(775) 335-2029

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	NUCL	The Nasdaq Stock Market LLC

Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	NUCLW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant’s Certifying Accountant.

As previously disclosed, on August 4, 2026, the audit committee of the board of directors (the “Board”) of Eagle Nuclear Energy Corp. (the “Company”) approved the engagement of CBIZ CPAs P.C. (“CBIZ CPAs”) as the Company’s independent registered public accounting firm for the Company’s fiscal year ending November 30, 2026. The Company’s engagement of CBIZ CPAs remained subject to the completion of CBIZ CPAs’ customary client acceptance processes and execution of an engagement letter. On August 5, 2026, CBIZ CPAs confirmed that such client acceptance procedures were complete, and the Company formally engaged CBIZ CPAs as its independent registered public accounting firm.

During the fiscal year ended November 30, 2025 and for the period from December 14, 2023 (inception) through November 30, 2024, and the subsequent interim period through the date of this report, neither the Company, nor anyone on its behalf, consulted CBIZ CPAs regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to the consolidated financial statements of the Company, and no written report or oral advice was provided to the Company by CBIZ CPAs that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Item 7.01 Regulation FD Disclosure.

On August 5, 2026, the Company issued a press release announcing the engagement of CBIZ CPAs (the “Press Release”). A copy of the Press Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 7.01 of this Current Report on Form 8-K, including the Press Release furnished as Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated August 5, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EAGLE NUCLEAR ENERGY CORP.

Date: August 5, 2026	/s/ Manavdeep Mukhija
Name: Manavdeep Mukhija
Title: Chief Executive Officer and Chairman